Exhibit 10.3

AMENDMENT TO

AMENDED RESTATED EMPLOYMENT

AMENDMENT (this “Amendment”) dated April 23, 2020 (“Amendment Date”) to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Agreement”) dated July 25, 2017, by and between Amalgamated Bank (the “Company”) and Keith Mesrich (the “Executive”) (each a “Party”) and together, the “Parties”).

WHEREAS, the Parties entered into the Agreement dated as of July 25, 2017, amended effective as of May 17, 2019; and

WHEREAS, the Parties wish to amend the Agreement, effective as of the Amendment Date.

NOW, THEREFORE, in consideration of the mutual promises and conditions herein set forth, the Parties agree as follows:

Section 2 of the Agreement is hereby amended in its entirety to reach as follows:

Term. Subject to earlier termination pursuant to Section 5 of this Agreement, this Agreement and the employment relationship hereunder shall continue from the Effective Date until June 30, 2021 (such date the “Term Date”); provided that, the Parties may agree in writing prior to the Term Date to extend this Agreement and the employment relationship hereunder until September 30, 2021 (such date, the “Term Extension Date,” and the period from the Term Date through the Term Extension Date, the “Extension Period”). As used in this Agreement, the “Term” shall refer to the period beginning on the Effective Date and ending on the Term Date or the Term Extension Date, as applicable, or, if earlier, on the date the Executive’s employment terminates in accordance with Section 5 below.

[Signature Page follows]

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have executed this Amendment as of the day and year first above mentioned.

EXECUTIVE:

/s/ Keith Mestrich
Name:	Keith Mestrich

THE COMPANY:

AMALGAMATED BANK

/s/ Lynne P. Fox
Name:	Lynne P. Fox
Title:	Chair of the Board

[Signature Page to Amendment to Keith Mestrich Employment Agreement]

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